UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 31, 2007

Avatar Holdings Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-07395	231739078
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

201 Alhambra Circle, Coral Gables, Florida		33134
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	1-305-442-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On May 31, 2007, at the Annual Meeting of Stockholders of Avatar Holdings Inc. (the "Company"), the stockholders approved an amendment to the Avatar Holdings Inc. Amended and Restated 1997 Incentive and Capital Accumulation Plan (2005 Restatement) (the "Plan"). The Compensation Committee of the Company’s Board of Directors had adopted the amendment on April 23, 2007, subject to stockholder approval.

The amendment:

• increased the aggregate number of shares of common stock that may be subject to benefits granted under the Plan, by 200,000 shares (from 1,300,000 shares to 1,500,000 shares); and

• increased the aggregate number of shares that could be granted to any individual over the term of the Plan by 200,000 shares (from 750,000 to 950,000 shares).

As amended, Section 5 of the Plan is included as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 31,2007, the Company issued a press release reporting on its Annual Meeting of Stockholders. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Amendment to Avatar Holdings Inc. Amended and Restated 1997 Incentive and
Capital Accumulation Plan (2005 Restatement)
99.1 Press Release dated May 31, 2007

The information provided in Item 7.01 of this report shall not be deemed to be "filed" for the purpose of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Registrant specifically states that the information in this particular report is incorporated by reference).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avatar Holdings Inc.

June 4, 2007	By:	JUANITA I. KERRIGAN

Name: JUANITA I. KERRIGAN
Title: VICE PRESIDENT & SECRETARY

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to Avatar Holdings Inc. Amended and Restated 1997 Incentive and Capital Accumulation Plan (2005 Restatement)
99.1	Press Release dated May 31, 2007